FORM 8-K

                                ----------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   August 12, 2002

                          FINANCIAL INSTITUTIONS, INC.
            (Exact Name of Registrant as Specified in Charter)

            New York                      0-26481              16-0816610
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

  220 Liberty Street, Warsaw, New York                            14569
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code             (716) 786-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

        (c) Exhibits

        99.1  Transmittal Letter
        99.2  Certificate of Chief Executive Officer
        99.3  Certificate of Chief Financial Officer

Item 9. Regulation FD Disclosure

      In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 12, 2002, Financial Institutions, Inc. filed as correspondence the transmittal letter and certifications attached hereto as exhibits 99.1, 99.2 and 99.3.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             FINANCIAL INSTITUTIONS, INC.
                                                     (Registrant)



           August 12, 2002                      /s/ Peter G. Humphrey
           ---------------                      ---------------------
                 Date                             Peter G. Humphrey
                                         Chairman of the Board, President and
                                               Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

Exhibit 99.1            Transmittal Letter

Exhibit 99.2            Certificate of Chief Executive Officer

Exhibit 99.3            Certificate of Chief Financial Officer